S000033567 [Member] Annual Fund Operating Expenses - Omni Small-Cap Value Fund	Jun. 30, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	November 1, 2026
Class N
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.45%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.19%
Expenses (as a percentage of Assets)	0.64%
Fee Waiver or Reimbursement	(0.17%)	[1]
Net Expenses (as a percentage of Assets)	0.47%

[1]	Bridgeway Capital Management, LLC (the “Adviser”), the investment adviser to the Fund pursuant to an Expense Limitation Agreement with Bridgeway Funds, is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.47% until at least November 1, 2026. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) and trading costs (e.g., commission and other trading costs) are not included in the 0.47% expense limitation. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Directors of Bridgeway Funds. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the Expense Limitation Agreement.